UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 6, 2006 (January 31, 2006)

DRS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08533	13-2632319
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

5 Sylvan Way, Parsippany, New Jersey 07054

(Address of principal executive offices)

(973) 898-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

Senior Notes and Senior Subordinated Notes

On January 31, 2006, DRS Technologies, Inc. (“DRS”) completed the public offering of $350 million aggregate principal amount of  6 5/8% Senior Notes due 2016 (the “Senior Notes”) and $250 million aggregate principal amount of 7 5/8% Senior Subordinated Notes due 2018 (the “Senior Subordinated Notes,” together with the Senior Notes, the “Notes”).  The Senior Notes were issued under the senior indenture (the “Senior Base Indenture”), dated as of January 31, 2006, between DRS and The Bank of New York, as trustee (the “Trustee”), as supplemented by the senior supplemental indenture (the “Senior Supplemental Indenture”), dated as of January 31, 2006, among DRS, the Subsidiary Guarantors named therein and the Trustee.  The Senior Subordinated Notes were issued under the senior subordinated indenture (the “Subordinated Base Indenture”), dated as of January 31, 2006, between DRS and the Trustee, as supplemented by the senior subordinated supplemental indenture (the “Senior Subordinated Supplemental Indenture”), dated as of January 31, 2006, among DRS, the Subsidiary Guarantors named therein and the Trustee.

The Senior Base Indenture was filed on January 9, 2006 with the U.S. Securities Exchange Commission (the “Commission”) as Exhibit 4.1 to DRS’s Registration Statement on Form S-3 (File No. 333-130926) (the “Registration Statement”).  A copy of the Senior Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.  The Subordinated Base Indenture was filed on January 9, 2006 with the Commission as Exhibit 4.2 to the Registration Statement.  A copy of the Senior Subordinated Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.  DRS registered the sale of the Notes with the Commission pursuant to the Registration Statement.

The material terms of the Notes are described in DRS’s prospectus supplement, dated January 23, 2006, as filed with the Commission on January 24, 2006, pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (File No. 333-130926), which relates to the offer and sale of the Notes and supplements DRS’s prospectus dated January 9, 2006.

Convertible Notes and Registration Rights Agreement

As previously disclosed in a Current Report on Form 8-K of DRS filed with the Commission on February 3, 2006 (File No. 001-08533), on January 31, 2006, DRS completed the offering of $300 million aggregate principal amount of its Convertible Senior Notes due 2026 (the “Convertible Notes”) pursuant to Rule 144A (Qualified Institutional Buyers) under the Securities Act of 1933, as amended (the “Convertible Notes Offering”).  The Convertible Notes were issued under an indenture, dated as of January 31, 2006, among DRS, the Subsidiary Guarantors named therein and The Bank of New York, as trustee (the “Convertible Notes Indenture”).

As previously disclosed in a Current Report on Form 8-K of DRS filed with the Commission on February 3, 2006 (File No. 001-08533), on January 31, 2006, DRS entered into a registration rights agreement with the initial purchasers of the Convertible Notes (Bear, Stearns & Co. Inc.,

Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, CIBC World Markets Corp., Jefferies & Company, Inc., and Ryan Beck & Co., Inc.) for the benefit of the holders of Convertible Notes (the “Registration Rights Agreement”).

Copies of the Convertible Notes Indenture and the Registration Rights Agreement are attached hereto as Exhibits 4.3 and 4.4, respectively, and incorporated herein by reference.

Amended and Restated Credit Agreement

On January 31, 2006, DRS entered into the Third Amended and Restated Credit Agreement (the “Credit Agreement”), with each lender who is or becomes a party to the Credit Agreement (the “Lenders”), Wachovia Bank National Association, as administrative agent for the Lenders (the “Administrative Agent”), Bear Stearns Corporate Lending Inc., as syndication agent and Bank of America, N.A., BNP Paribas and Calyon, New York Branch, each as a documentation agent.  The Credit Agreement provides DRS with a senior secured credit facility for up to an aggregate amount of $675 million and replaces its existing senior secured credit facility.  The Credit Agreement provides for (i) a seven-year term loan facility in an aggregate principal amount equal to $275 million, with principal repayable in quarterly installments at a rate of 1.00% per year and the balance to be repaid in equal quarterly installments beginning six years following the date of closing on January 31, 2006, and (ii) a six-year revolving credit facility in an aggregate principal amount of $400 million, to be repaid in full on the sixth anniversary of the closing date on January 31, 2006.  DRS’s obligations under the Credit Agreement are guaranteed by substantially all of its domestic subsidiaries.  In addition, the obligations are secured by liens on substantially all of its, the subsidiary guarantors’ and certain of its other subsidiaries’ assets and by a pledge of certain of its subsidiaries’ capital stock.

Borrowings under the Credit Agreement will bear interest, at DRS’s option, at either the base rate (the higher of the prime rate announced by the commercial bank to be selected by the Administrative Agent or the federal funds effective rate plus 0.50%), plus an applicable margin, or at the rate at which Eurodollar deposits for one, two, three or six months are offered in the interbank Eurodollar market, which is referred to as the Eurodollar Rate, plus an applicable margin.  The Credit Agreement contains certain covenants and restrictions including, but not limited to, DRS’s ability to consummate certain acquisitions, a maximum total leverage ratio, a maximum senior leverage ratio, a minimum fixed-charge coverage ratio, and restrictions related to equity issuances, the amount of dividends it may declare and pay on its capital stock, issuance of additional debt, incurrence of liens and capital expenditures, and a requirement that it make mandatory principal prepayments in the manner set forth in the Credit Agreement on the revolving line of credit loans and the term loans outstanding with 50% of the aggregate net cash proceeds from any equity offering (if total leverage ratio, as defined in the Credit Agreement, exceeds 4.0 to 1.0), 100% of the aggregate net cash proceeds from any debt offering, asset sale or insurance and/or condemnation recovery and 50% or 25% of excess cash flow depending on DRS’s total leverage ratio, as defined in the Credit Agreement.

The Credit Agreement also includes customary events of default, including, without limitation, payment defaults, cross-defaults to other indebtedness and bankruptcy-related defaults.  If any Event of Default (as such term is used in the Credit Agreement) occurs and is continuing, the Administrative Agent may, with the consent or at the request of the required Lenders, terminate the commitments and declare all of the amounts owed under the Credit Agreement to be immediately due and payable.

The foregoing descriptions of the Credit Agreement are summary in nature, and qualified in their entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The initial purchasers of the Convertible Notes may, from time to time, engage in transactions with, and perform services for, DRS in the ordinary course of its business.  Bear, Stearns & Co. Inc. has advised DRS in connection with its previously announced acquisition of Engineered Support Systems, Inc., a Missouri corporation (“ESSI”) (as described under Item 2.01 of this Current Report on Form 8-K), for which it received customary fees and expenses.  Each of Bear, Stearns Corporate Lending Inc., an affiliate of Bear, Stearns & Co. Inc., Wachovia Bank, National Association, an affiliate of Wachovia Capital Markets, LLC and Bank of America, N.A., an affiliate of Banc of America Securities LLC, is a lender under the Credit Agreement.  Each of the initial purchasers also acted as an underwriter in DRS’s previously announced offering of its $350 million aggregate principal amount of 6 5/8% Senior Notes due 2016 and the $250 million aggregate principal amount of 7 5/8% Senior Subordinated Notes due 2018.

ITEM 2.01.                                    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 31, 2006, DRS, through its wholly owned subsidiary Maxco, Inc., a Missouri corporation (“Maxco”), completed its acquisition of ESSI, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 21, 2005, among DRS, Maxco, and ESSI (the “Merger”).  As a result of the Merger, Maxco’s separate corporate existence terminated and ESSI became a wholly owned subsidiary of DRS.  The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Pursuant to the Merger Agreement, each outstanding share of ESSI’s common stock, par value $0.01 per share (“ESSI Common Stock”), was converted into the right to receive (i) $30.10 in cash and (ii) 0.2628 shares of common stock, par value $0.01 per share, of DRS (“DRS Common Stock”).  In connection with the Merger, DRS estimates that the aggregate merger consideration to be paid to former ESSI shareholders and option holders consists of 11.6 million shares of DRS Common Stock and approximately $1.3 billion in cash.  Including the debt of ESSI that was assumed and refinanced as part of the Merger, DRS estimates that the total value of the consideration to be paid in the Merger will be approximately $1.97 billion.

The issuance of DRS Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to DRS’s registration statement on Form S-4 (File No. 333-129948) (the “Merger Registration Statement”), which was filed with the Securities and Exchange Commission on November 23, 2005, and amended and declared effective on December 21, 2005.  Additional information about the Merger is contained in the definitive joint proxy statement/prospectus of DRS and ESSI, dated December 23, 2005, which forms a part of the Merger Registration Statement.

On January 31, 2006, DRS issued a press release announcing the completion of the Merger.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.01.

ITEM 2.03.

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information in Item 1.01 of this Form 8-K (regarding the Notes, the Convertible Notes and the Credit Agreement) is hereby incorporated by reference to this Item 2.03.  The information under the caption “Item 1.01. Entry into a Material Definitive Agreement” in the Current Report on Form 8-K of DRS filed with the Commission on February 3, 2006 (File No. 001-08533) is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of Businesses Acquired.

DRS intends to file by amendment to this Current Report on Form 8-K the required historical financial information no later than 71 calendar days after the filing date of this report.

(b)                                 Pro Forma Financial Information.

DRS intends to file by amendment to this Current Report Form 8-K the required pro forma financial information no later than 71 calendar days after the filing date of this report.

(d)                                 Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, among DRS Technologies, Inc., Maxco, Inc. and Engineered Support Services, Inc., dated September 21, 2005 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-08533), filed by DRS Technologies, Inc. with the U.S. Securities and Exchange Commission on September 23, 2006).

4.1

Indenture, dated as January 31, 2006, among DRS Technologies, Inc., the Guarantors (as defined therein) and The Bank of New York, as trustee, relating to $350,000,000 aggregate principal amount of 6 5/8% Senior Notes due 2016.

4.2

Indenture, dated as January 31, 2006, among DRS Technologies, Inc., the Guarantors (as defined therein) and The Bank of New York, as trustee, relating to $250,000,000 aggregate principal amount of 7 5/8%

Senior Subordinated Notes due 2018.

4.3

Indenture, dated as January 31, 2006, among DRS Technologies, Inc., the Guarantors (as defined therein) and The Bank of New York, as trustee, relating to $300,000,000 aggregate principal amount of 2.00% Convertible Senior Notes due 2026.

4.4

Registration Rights Agreement, dated as of January 31, 2006, by and among DRS Technologies, Inc. and the Initial Purchasers (as defined therein), relating to the $300,000,000 aggregate principal amount of Convertible Senior Notes due 2026.

4.5	Form of Note for the 6 5/8% Senior Notes due 2016 (Included in Exhibit 4.1 to this Current Report on Form 8-K).

4.6	Form of Note for the 7 5/8% Senior Subordinated Notes due 2018 (Included in Exhibit 4.2 to this Current Report on Form 8-K).

4.7	Form of Note for the 2.00% Convertible Senior Notes due 2026 (Included in Exhibit 4.3 to this Current Report on Form 8-K).

10.1

Third Amended and Restated Credit Agreement, dated as of January 31, 2006, by and among DRS Technologies, Inc., the lenders party to the agreement and the lenders who may become party to the agreement, Wachovia Bank, National Association, Bear Stearns Corporate Lending Inc., and Bank of America, N.A., BNP Paribas and Calyon, New York Branch.

99.1	Press Release, dated January 31, 2006.

99.2

The information under the caption “Item 1.01. Entry into a Material Definitive Agreement” in the Current Report on Form 8-K of DRS Technologies, Inc., filed on February 3, 2006 (incorporated herein by reference to the information under the caption “Item 1.01. Entry into a Material Definitive Agreement.” in the Current Report on Form 8-K (File No. 001-08533), filed by DRS Technologies, Inc. with the U.S. Securities Exchange Commission on February 3, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRS TECHNOLOGIES, INC.

Date: February 6, 2006	By:	/s/ Richard A. Schneider
		Name:	Richard A. Schneider
		Title:	Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, among DRS Technologies, Inc., Maxco, Inc. and Engineered Support Services, Inc., dated September 21, 2005 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-08533), filed by DRS Technologies, Inc. with the U.S. Securities and Exchange Commission on September 23, 2006).

4.1

Indenture, dated as January 31, 2006, among DRS Technologies, Inc., the Guarantors (as defined therein) and The Bank of New York, as trustee, relating to $350,000,000 aggregate principal amount of 6 5/8% Senior Notes due 2016.

4.2

Indenture, dated as January 31, 2006, among DRS Technologies, Inc., the Guarantors (as defined therein) and The Bank of New York, as trustee, relating to $250,000,000 aggregate principal amount of 7 5/8% Senior Subordinated Notes due 2018.

4.3

Indenture, dated as January 31, 2006, among DRS Technologies, Inc., the Guarantors (as defined therein) and The Bank of New York, as trustee, relating to $300,000,000 aggregate principal amount of 2.00% Convertible Senior Notes due 2026.

4.4

Registration Rights Agreement, dated as of January 31, 2006, by and among DRS Technologies, Inc. and the Initial Purchasers (as defined therein), relating to the $300,000,000 aggregate principal amount of Convertible Senior Notes due 2026.

4.5	Form of Note for the 6 5/8% Senior Notes due 2016 (Included in Exhibit 4.1 to this Current Report on Form 8-K).

4.6	Form of Note for the 7 5/8% Senior Subordinated Notes due 2018 (Included in Exhibit 4.2 to this Current Report on Form 8-K).

4.7	Form of Note for the 2.00% Convertible Senior Notes due 2026 (Included in Exhibit 4.3 to this Current Report on Form 8-K).

10.1

Third Amended and Restated Credit Agreement, dated as of January 31, 2006, by and among DRS Technologies, Inc., the lenders party to the agreement and the lenders who may become party to the agreement, Wachovia Bank, National Association, Bear Stearns Corporate Lending Inc., and Bank of America, N.A., BNP Paribas and Calyon, New York Branch.

99.1	Press Release, dated January 31, 2006.

99.2

The information under the caption “Item 1.01. Entry into a Material Definitive Agreement” in the Current Report on Form 8-K of DRS Technologies, Inc., filed on February 3, 2006 (incorporated herein by reference to the information under the caption “Item 1.01. Entry into a Material Definitive Agreement.” in the Current Report on Form 8-K (File No. 001-08533), filed by DRS Technologies, Inc. with the U.S. Securities Exchange Commission on February 3, 2006).